EXHIBIT 21.1

LIST OF SUBSIDIARIES

STATE OR OTHER
JURISDITION OF
INCORPORATION OR
NAME OF SUBSIDIARY	ORGANIZATION

Beijing JLL Property Management Services Ltd.	Beijing

Brampton Property Investments, Inc.	Canada

Cattleya BV	Netherlands

Chicago Medical Office, L.L.C.	America

CIN LaSalle Corporation	America

CIN LaSalle Property Services (London) Ltd.	England

Compass Cayman	Cayman Islands

EC Corporation	America

Epipactis BV	Netherlands

Excelsior LaSalle Property Fund, Inc.	America

GCT Venture, Inc.	America

Guangzhou LaSalle Management Services Ltd.	Guangzhou, PRC

I & G Opportunity Fund, LLC	America

Immobiliaria Jones Lang LaSalle Limitada	Chile

Income Parking Corporation	America

J.L.W. Jones Limited	England

J.L.W. Nominees Limited	England

J.L.W. Second Nominees Limited	England

J.L.W. Trustees Limited	England

JLL 2002	England

JLL 2003 Ltd.	England

JLL CIEC Co., Ltd.	Beijing

JLL Electronique Sarl	Luxembourg

JLL Financial Services Limited	Ireland

JLL Limited	Ireland

Jones Lang LaSalle (Thailand) Limited	Thailand

JLL PFA Ltd.	Australia

Jones Lang LaSalle Property Management Pte. Ltd.	Singapore

JLL RES P/L	Australia

JLL SM P/L	Australia

JLL Surveyors (Shanghai) Ltd.	Shanghai

JLLINT, Inc.	America

JLLRLD Pty. Limited	Australia

JLW (Mauritius) Private Ltd.	Mauritius

JLW Holdings (India) Limited	England

JLW Homes P/L	Singapore

Jones Lang LaSalle (ACT) Pty. Limited	Australia

Jones Lang LaSalle (China), Ltd.	Hong Kong

Jones Lang LaSalle (India) Pvt. Ltd.	India

Jones Lang LaSalle (Israel) Ltd.	Israel

Jones Lang LaSalle (NSW) Pty. Limited	Australia

Jones Lang LaSalle (Philippines), Inc.	Philippines

Jones Lang LaSalle (QLD) Pty. Limited	Australia

Jones Lang LaSalle (SA) Pty. Limited	Australia

Jones Lang LaSalle (Scotland) Limited	Scotland

Jones Lang LaSalle (Scotland) Service Company	Scotland

Jones Lang LaSalle (Taiwan) Limited	Taiwan

Jones Lang LaSalle (TAS) Pty. Limited	Australia

Jones Lang LaSalle (Thailand) Limited	Thailand

Jones Lang LaSalle (VIC) Pty. Limited	Australia

Jones Lang LaSalle (WA) Pty. Limited	Australia

Jones Lang LaSalle AB	Sweden

Jones Lang LaSalle Administration GmbH	Germany

Jones Lang LaSalle Advisory Corporate Pty. Limited	Australia

Jones Lang LaSalle Advisory Limited	Thailand

Jones Lang LaSalle Advisory Services Pty. Limited	Australia

Jones Lang LaSalle Americas (Illinois), L.P.	America

Jones Lang LaSalle Americas, Inc.	America

Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands

Jones Lang LaSalle Asia Ltd.	Hong Kong

Jones Lang LaSalle Australia Pty. Limited	Australia

Jones Lang LaSalle BV	Netherlands

Jones Lang LaSalle Charities	America

Jones Lang LaSalle Co-Investment, Inc.	America

Jones Lang LaSalle Conseil SAS	France

Jones Lang LaSalle Consultancy Services Ltd.	Thailand

Jones Lang LaSalle Corporate Finance Limited	England

Jones Lang LaSalle Corporate Property (VIC) Pty. Limited	Australia

Jones Lang LaSalle Corporate Property Services Pty. Limited	Australia

Jones Lang LaSalle de Venezuela, S.R.L.	America

Jones Lang LaSalle Eastern European Services Limited	England

Jones Lang LaSalle Electronic Commerce Holdings, Inc.	America

Jones Lang LaSalle Espana SA	Spain

Jones Lang LaSalle Europe Limited	England

Jones Lang LaSalle European Holdings Limited	England

Jones Lang LaSalle European Resources Limited	England

Jones Lang LaSalle European Resources Ltd.	Russia

Jones Lang LaSalle European Services Limited	Czech Republic

Jones Lang LaSalle European Services Limited	England

Jones Lang LaSalle Facilities Management Services Ltd.	Hong Kong

Jones Lang LaSalle Finance B.V.	Netherlands

Jones Lang LaSalle Finance Sarl	Luxembourg

Jones Lang LaSalle Finance SNC	Luxembourg

Jones Lang LaSalle Germany GmbH	Germany

Jones Lang LaSalle Global Finance Sarl	Luxembourg

Jones Lang LaSalle Global Finance UK Limited	England

Jones Lang LaSalle Global Holdings B.V.	Netherlands

Jones Lang LaSalle GmbH	Austria

Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala

Jones Lang LaSalle Holding	France

Jones Lang LaSalle Holdings AB	Sweden

Jones Lang LaSalle Holdings KG	Germany

Jones Lang LaSalle Holdings Sarl	Luxembourg

Jones Lang LaSalle Holdings, Y.K.	Japan

Jones Lang LaSalle Hotels (NSW) Pty. Limited	Australia

Jones Lang LaSalle Hotels (QLD) Pty. Limited	Australia

Jones Lang LaSalle Hotels (VIC) Pty. Limited	Australia

Jones Lang LaSalle Hotels Limited	Hong Kong

Jones Lang LaSalle Incorporated	America

Jones Lang LaSalle Ingatlanforgalmazo, Szaktanacsado es Szolgaltato Korlatolt Felelossegu Tarsasag	Hungary

Jones Lang LaSalle Insurance Services Limited	England/Wales

Jones Lang LaSalle International, Inc.	America

Jones Lang LaSalle Investment Consultants BV	Netherlands

Jones Lang LaSalle IP, Inc.	America

Jones Lang LaSalle K.K.	Japan

Jones Lang LaSalle Limitada	Costa Rica

Jones Lang LaSalle Limited (Greek Branch of JLL Ireland)	Greece

Jones Lang LaSalle Limited	England

Jones Lang LaSalle Limited	Ireland

Jones Lang LaSalle Limited	New Zealand

Jones Lang LaSalle Limited	New Zealand

Jones Lang LaSalle LLC	Russia

Jones Lang LaSalle Ltd.	Hong Kong

Jones Lang LaSalle Ltd.	Korea

Jones Lang LaSalle Ltda.	Bolivia

Jones Lang LaSalle Ltda.	Brazil

Jones Lang LaSalle Ltda.	Colombia

Jones Lang LaSalle Management Limited	Thailand

Jones Lang LaSalle Management Services Ltd.	Hong Kong

Jones Lang LaSalle Maroc (Morrocan Branch of JLL Ireland)	Morroco

Jones Lang LaSalle Mulk Honetim Hizmetlen, Ltd, STI (Jones Lang LaSalle Property Management Services LLC)	Turkey

Jones Lang LaSalle Operations, L.L.C.	America

Jones Lang LaSalle Operations, L.L.C.	America

Jones Lang LaSalle Partners International	England

Jones Lang LaSalle Pension Trustees	England

Jones Lang LaSalle Portugal Sociedad de Mediacao Imobilaria, S.A.	Portugal

Jones Lang LaSalle Principal, L.L.C.	America

Jones Lang LaSalle Project and Development Services BV	Netherlands

Jones Lang LaSalle Property Consultants (India) Pvt. Ltd.	India

Jones Lang LaSalle Property Consultants Pte. Ltd.	Singapore

Jones Lang LaSalle Property Fund Advisors Limited	Australia

Jones Lang LaSalle Property Management P/L	Hong Kong

Jones Lang LaSalle Property Management Pte. Ltd.	Singapore

Jones Lang LaSalle Property Management Services SARL	France

Jones Lang LaSalle Property Services (India) Pvt. Ltd.	India

Jones Lang LaSalle Real Estate Services Pty. Limited	Australia

Jones Lang LaSalle Real Estate Services, Inc.	Canada

Jones Lang LaSalle Regent Limited	England/Wales

Jones Lang LaSalle Regional Services Ltd.	Hong Kong

Jones Lang LaSalle Research & Consultancy BV	Netherlands

Jones Lang LaSalle Resources Ltd.	England

Jones Lang LaSalle S. de R.L.	Panama

Jones Lang LaSalle S.p.A.	Italy

Jones Lang LaSalle S.R.L.	Argentina

Jones Lang LaSalle SA	France

Jones Lang LaSalle SARL	Luxembourg

Jones Lang LaSalle Sarl	Sweden

Jones Lang LaSalle SEA, Ltd.	Hong Kong

Jones Lang LaSalle Secs	Luxembourg

Jones Lang LaSalle Securities, L.L.C.	America

Jones Lang LaSalle Services AB	Sweden

Jones Lang LaSalle Services BV	Netherlands

Jones Lang LaSalle Services GmbH	Germany

Jones Lang LaSalle Services Ltd.	England

Jones Lang LaSalle Services SA/NV	Belgium

Jones Lang LaSalle Services SAS	France

Jones Lang LaSalle Services Srl	Italy

Jones Lang LaSalle Services SRL	Romania

Jones Lang LaSalle Services, Inc.	America

Jones Lang LaSalle Sociedad Responsibilidad Limitada	Paraguay

Jones Lang LaSalle Sp z.o.o.	Poland

Jones Lang LaSalle Sprl	Belgium

Jones Lang LaSalle Srl	Italy

Jones Lang LaSalle srl	Romania

Jones Lang LaSalle Stockholder, Inc.	America

Jones Lang LaSalle Strata Management Pty. Limited	Australia

Jones Lang LaSalle Structured Investment Management Limited	Australia

Jones Lang LaSalle Superannuation Pty. Limited	Australia

Jones Lang LaSalle UK FC	England

Jones Lang LaSalle UK Hanover	England

Jones Lang LaSalle Vastgoed Adviseurs BV	Netherlands

Jones Lang LaSalle Vastgoed Management BV	Netherlands

Jones Lang LaSalle Vastgoed Taxaties BV	Netherlands

Jones Lang Wootton Ltd.	England

Jones Lang Wootton Property Management Services	Ireland

Kingwood Investors I, L.L.C.	America

Land Building Management K.K.	Japan

LaSalle Asia Recovery, L.L.C.	America

LaSalle CalEast Tennessee, Inc.	America

LaSalle Co-Investment Limited Partnership	America

LaSalle Co-Investment Management (General Partner) Ltd.	England

LaSalle Co-Investment, L.L.C.	America

LaSalle D’Andrea Ranch, Inc.	America

LaSalle D’Andrea Ranch, L.P.	America

LaSalle Dutch Hotel, L.P. II	America

LaSalle Dutch Hotel, L.P.	America

LaSalle Euro Growth II Sarl	Luxembourg

LaSalle Euro Growth Zwei Beteilungs GmbH	Germany

LaSalle Fund Management BV	Netherlands

LaSalle GmbH	Germany

LaSalle HEBV Limited Partnership II	America

LaSalle HEBV Limited Partnership	America

LaSalle HEBV, Inc.	America

LaSalle Investment (Luxembourg) Sarl	Luxembourg

LaSalle Investment Limited Partnership II	America

LaSalle Investment Limited Partnership II-A	America

LaSalle Investment Management (Securities), Inc.	America

LaSalle Investment Management (Securities), L.P.	America

LaSalle Investment Management Asia Pty. Ltd.	Singapore

LaSalle Investment Management BV	Netherlands

LaSalle Investment Management Development Fund (General Partner) Ltd.	England

LaSalle Investment Management K.K.	Japan

LaSalle Investment Management Luxembourg SA	Luxembourg

LaSalle Investment Management Securities B.V.	Netherlands

LaSalle Investment Management	Canada

LaSalle Investment Management	England

LaSalle Investment Management	France

LaSalle Investment Management, Inc.	America

LaSalle Investment Management, Inc.	Canada

LaSalle Kingwood, L.L.C.	America

LaSalle LIF (General Partner) Ltd.	England

LaSalle LIF (Nominee Company) Ltd.	England

LaSalle Logistics GP LLC	America

LaSalle Medical Office Investments, L.L.C.	America

LaSalle Mexico Advisors, Inc.	America

LaSalle Mexico Holdings, L.P./Gestion LaSalle Mexico S.E.C.	Canada

LaSalle Opportunities SA	France

LaSalle Orlando Southwest, Inc.	America

LaSalle Orlando Southwest, L.P.	America

LaSalle Partners (India) Private Limited	India

LaSalle Partners (Mauritius) Private Limited	Mauritius

LaSalle Partners Income Parking Fund Limited Partnership	America

LaSalle Partners International	England

LaSalle Partners S. de R.L. de C.V.	Mexico

LaSalle Partners Services S. de R.L. de C.V.	Mexico

LaSalle Scottish Co-Investment Management (General Partner) Ltd.	Scotland

LaSalle Sun Investors, Inc.	America

LaSalle Sun Investors, L.P.	America

LaSalle U.S. Holdings, Inc.	America

LaSalle U.S. Holdings, LLC	America

LaSalle UK Commercial Management Company Sarl	Luxembourg

LaSalle Wildwood, L.L.C.	America

LaSalle/Galleria Corp.	America

LaSalle/Galleria Limited Partnership	America

LaSalogistique Sarl	France

Legacy Village Holdings II LLC	America

Legacy Village Holdings III LLC	America

Legacy Village Holdings LLC	America

LPI Holdings (Australia) Pty. Limited	Australia

MIVPO LLC	America

MIVPO Member LLC	America

Neottia BV	Netherlands

Octane Ventures, L.L.C.	America

Ophrys BV	Netherlands

Orchid Insurance Limited	Guernsey

Pleione BV	Netherlands

PMR Pension Trustees Limited	England

Precision Engineering Services Ltd.	Hong Kong

Premier Cleaning Service Ltd.	Hong Kong

Priviledge Services Limited	Hong Kong

Procon Services Company	Hong Kong

Pt. Jones Lang LaSalle	Indonesia

Real Ventures (Funding) Limited	England

Real Ventures Property Partnership	England

Red River GP, L.L.C.	America

Red River Limited Partnership	America

Residential Management Services Ltd.	Hong Kong

Residential Realty	Hong Kong

RIGF Limited Partnership	America

RIGF, Inc.	America

S.J.I. Management Ltd.	Cyprus

Sovereign Asian Holdings, Inc.	Mauritius

Utrillo Ltd.	Ireland

Wonderment BV	Netherlands